FAIR VALUE MEASUREMENTS	12 Months Ended
Dec. 31, 2016
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS
19.	FAIR VALUE MEASUREMENTS

Assets and liabilities recorded at fair value on a recurring basis in the consolidated balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy levels give the highest priority to quoted prices in active markets and the lowest priority to unobservable data. Fair value measurements are disclosed by level within the following fair value hierarchy:

Level 1 — Inputs are unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

Level 2 — Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset or liability through correlation with market data at the measurement date and for the duration of the instrument’s anticipated life.

Level 3 — Inputs reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

The Company’s financial instruments consist principally of cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, derivative instruments, accounts payable and borrowings. Fair value of an asset is defined as the price a seller would receive in a current transaction between knowledgeable, willing and able parties. A liability’s fair value is defined as the amount that an obligor would pay to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor.

The fair value of the Company’s cash and cash equivalents, restricted cash and cash equivalents, accounts receivable, and accounts payable approximate their carrying value. (The fair values of cash, restricted cash and cash equivalents are a Level 1 hierarchy. The fair values of accounts receivable and accounts payable are Level 2 hierarchy.) Where available, the fair value of the Company’s notes payable and debt facilities is based on observable market prices or parameters or derived from such prices or parameters (Level 2). Where observable prices or inputs are not available, valuation models are applied, using the net present value of cash flow streams over the term using estimated market rates for similar instruments and remaining terms (Level 3). These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the instruments or market and the instruments’ complexity. The Company determines the fair value of its derivative instruments using a discounted cash flow model which incorporates an assessment of the risk of non-performance by the swap counterparty and an evaluation of its credit risk in valuing derivative liabilities. The valuation model uses various inputs including contractual terms, interest rate curves, credit spreads and measures of volatility.

The Company also measures the fair value for certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include Fly’s investment in an unconsolidated subsidiary and flight equipment held for operating lease, net. Fly accounts for its investment in an unconsolidated subsidiary under the equity method and records impairment when its fair value is less than its carrying value (Level 3).

The Company records flight equipment at fair value when the carrying value may not be recoverable. Such fair value measurements are based on management’s best estimates and judgment, and uses Level 3 inputs which include assumptions as to future cash flows associated with the use of an aircraft and eventual disposition of such aircraft. The Company will also record an impairment charge if the expected sale proceeds of an aircraft are less than its carrying value. For the years ended December 31, 2016, 2015 and 2014, the Company wrote down aircraft to their net realizable value and recognized charges of $96.1 million, $66.1 million and $1.2 million, respectively (See Note 5).

The carrying amounts and fair values of the Company’s financial instruments are as follows (dollars in thousands):

	As of December 31, 2016		As of December 31, 2015
	Principal Amount Outstanding	Fair Value	Principal Amount Outstanding	Fair Value
Securitization Notes	$139,741	$134,850	$295,786	$252,897
Nord LB Facility	171,509	171,509	255,278	251,849
CBA Facility	56,146	56,146	88,190	87,070
Term Loan	404,016	406,804	427,781	421,921
Fly Acquisition III Facility	113,045	113,045	—	—
Other Aircraft Secured Borrowings	980,967	980,967	663,069	653,992
2020 Notes	375,000	394,219	375,000	375,000
2021 Notes	325,000	340,438	325,000	333,125
Derivative asset	1,905	1,905	241	241
Derivative liabilities	13,281	13,281	19,327	19,327

As of December 31, 2016 and 2015, the categorized asset and liabilities measured at fair value on a recurring basis, based upon the lowest level of significant inputs to the valuations are as follows (dollars in thousands):

	Level 1	Level 2	Level 3	Total
December 31, 2016:
Derivative asset	—	$1,905	—	$1,905
Derivative liabilities	—	13,281	—	13,281
December 31, 2015:
Derivative asset	—	$241	—	$241
Derivative liabilities	—	19,327	—	19,327